May 2006
May 2006
Operational Update
Operational Update
1099 18th
1099 18th
th Street, Suite 2300    Denver, Colorado 80202 Street, Suite 2300    Denver, Colorado 80202 303.293.9100, fax 303.291.0420    www.billbarrettcorp.com
303.293.9100, fax 303.291.0420    www.billbarrettcorp.com
www.billbarrettcorp.com NYSE: BBG NYSE: BBG
Exhibit 99.1

Except for the historical information contained herein, the matters discussed in this presentation are forward-looking statements. These forward-looking statements reflect our current views with respect to future events, based on what we believe are reasonable assumptions. These statements, however, are subject to risks and uncertainties that could cause actual results to differ materially including, among other things, exploration results, market conditions, oil and gas price levels and volatility, the availability and cost of services and drilling rigs, the ability to obtain industry partners to jointly explore certain prospects, uncertainties inherent in oil and gas production operations and estimating reserves, unexpected future capital expenditures, competition, the success of our risk management activities, governmental regulations and other factors discussed in our Form 10-K for the year ended December 31, 2005 filed with the Securities and Exchange Commission (SEC). We refer you to the
“Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors”
sections of that filing.
Forward-Looking Statements
Forward-Looking Statements

Pure Rockies exploration and production company
Pure Rockies exploration and production company
Over 400 years combined management staff experience
Over 400 years combined management staff experience
Extensive low risk development inventory
Extensive low risk development inventory
Track record of solid production and reserve growth
Track record of solid production and reserve growth
Visibility
Visibility
Focus on high-impact, high-return exploration plays
Focus on high-impact, high-return exploration plays
Exposure to a large number of quality plays
Exposure to a large number of quality plays
Heavily weighted towards unconventional plays
Heavily weighted towards unconventional plays
First movers and leaders in new creative ideas
First movers and leaders in new creative ideas
Track record of exploration discoveries speaks for itself
Track record of exploration discoveries speaks for itself
Apply leading-edge technology
Apply leading-edge technology
Operational efficiencies in drilling and completion
Operational efficiencies in drilling and completion
Leader in 3-D seismic application and technology
Leader in 3-D seismic application and technology
Strong balance sheet poised for growth
Strong balance sheet poised for growth
Corporate Strategic Profile
Corporate Strategic Profile

Extensive Development Inventory
Extensive Development Inventory
Denver, CO
Powder River
Basin
Piceance
Basin
Williston Basin
Wind River
Basin
CBM
Gibson Gulch
Nameless/
Indian Hills/
Harding
Uinta Basin
Hill
Creek
Waltman Arch
W. Tavaputs
Target/Red Bank
Gas Prone Area
Oil Prone Area
Development
Project
•
1.1 Tcfe P3 reserves (YE ’05)
•
Approximately 2,700
unrisked locations (YE ’05)
•
Eight year drilling inventory

Substantial Exploration Upside
Substantial Exploration Upside
Lake
Canyon
Talon
Tri-State
Red Bank
Extension
Monda
k
Denver, CO
Big Horn
Basin
Powder River
Basin
Green
River
Basin
Piceance
Basin
Paradox
Basin
Williston Basin
DJ Basin
Wind River
Basin
Uinta
Basin
Target/Red
Bank
Tumbleweed
Yellowjacke
t
Hook/
Woodside
W.
Tavaputs
Hebron
Indian Hills West
Grand River
Big Horn
Circus
Waltman/Cooper/
Wallace Creek
Pine Ridge
2005 Discovery and/or
Established Production
Planned Exploration Drilling
•
26 exploration
projects
•
Over 10 Tcfe
unrisked potential
•
Over 1,400,000 net
undeveloped acres
(May 2006)
Hingelin
e

Track Record of Exploration Discoveries
Track Record of Exploration Discoveries
Uinta
Uinta
W. Tavaputs shallow (2002-2005)
W. Tavaputs shallow (2002-2005)
W. Tavaputs deep (2005)
W. Tavaputs deep (2005)
Lake Canyon shallow (2005)
Lake Canyon shallow (2005)
Lake Canyon deep (2006)
Lake Canyon deep (2006)
Wind River
Wind River
Bullfrog deep (2005)
Bullfrog deep (2005)
Stone Cabin (2003)
Stone Cabin (2003)
Williston
Williston
Ratcliffe
Ratcliffe
horizontal (2003-2005)
horizontal (2003-2005)
Bakken horizontal (2005)
Bakken horizontal (2005)
Denver-Julesburg
Denver-Julesburg
Tri-State Prairie Star (2005)
Tri-State Prairie Star (2005)
Wells
Wells
88%
88%
100%
100%
100%
100%
100%
100%
100%
100%
25%
25%
100%
100%
100%
100%
100%
100%
Success Rate
Success Rate
32
32
1
1
2
2
1
1
1
1
4
4
3
3
2
2
7
7

2006 Exploration Highlights
2006 Exploration Highlights
Q2-Q4
Q2-Q4
-Q4
Q4
Q2 Q2
Q4 Q4
Q4 Q4
Q4 Q4
Q1 Q1
Q2-Q3
Q2-Q3
-Q3
Q3
Q4 Q4
Q3 Q3
Q1-Q2
Q1-Q2
-Q2
Q2
Q3 Q3
Q3-Q4
Q3-Q4
-Q4
Q4
Q4 Q4
Q4 Q4
Q3 Q3
Wind River Wind River
Williston Williston
Denver-Julesberg
Denver-Julesberg
-Julesberg
Julesberg
Montana Overthrust Montana Overthrust
Paradox Paradox
Big Horn Big Horn
Basin Basin
Basin
Prospect Prospect
Prospect
Play Type Play Type
Play Type
Planned
Spud Date*
Planned
Planned
Spud Date*
Spud Date*
W. Tavaputs Deep W. Tavaputs Deep
Lake Canyon Shallow Lake Canyon Shallow
Lake Canyon Deep Lake Canyon Deep
Hook Hook
Woodside Woodside
Bullfrog Deep Bullfrog Deep
Cooper Deep Cooper Deep
Wallace Creek Wallace Creek
Indian Hills West Indian Hills West
Red Bank Extension Red Bank Extension
Tri-State
Tri-State
-State
State
Circus Circus
Yellow Jacket Yellow Jacket
Red Point Red Point
Sellers Draw Sellers Draw
Uinta Uinta
Biogenic gas Biogenic gas
Structural Structural
Shale gas Shale gas
Basin centered gas Basin centered gas
Basin centered gas Basin centered gas
Structural, tight gas sand Structural, tight gas sand
Structural/Stratigraphic Structural/Stratigraphic
Coal bed methane Coal bed methane
Horizontal oil Horizontal oil
Horizontal oil Horizontal oil
*subject to change
Structural, tight gas sand Structural, tight gas sand
Basin centered oil Basin centered oil
Basin centered gas Basin centered gas
Shale gas Shale gas
Structural Structural

8 Southern Division Update Southern Division Update

Silt
Scale:
640 ac
= 1 Mile
(with 10
ac grid)
COLORADO
Piceance
Basin
Non-BBC Gas Well
BBC Acreage
BBC Gas Well
2006 Location
Piceance Basin -
Piceance Basin -
Gibson Gulch
Gibson Gulch
Mesaverde Formation
Mesaverde Formation
0
5
10
15
20
25
30
35
40
Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Apr-06
NET PRODUCTION
Processing
3-Component
3-D Seismic
•
$130 million 2006 capex (61 wells)
•
735 locations on 20-acre well spacing,
10-acre spacing to be evaluated
•
Unconventional basin centered tight gas sand
•
25-100% WI, 99% avg.
•
14,098 net undeveloped acres (May 2006)
•
115 Bcfe YE ‘05 proved reserves
•
3 active rigs

San Arroyo
381 Bcfe
Monument Butte
289 Bcfe
Natural Butte
2 Tcfe
Altamont/Bluebell
3.1 Tcfe
Drunkards
Wash
278 Bcfe
West Tavaputs
Lake Canyon
Price, UT
Hill Creek
Tumbleweed
Cedar Camp
Roosevelt, UT
SCALE
1 Township
= 36 sq mi
3C, 3-D Seismic Survey
UTAH
Uinta
Basin
Uinta Basin
Uinta Basin
•
$105 million 2006 capex (47+ wells, 1
recompletion)
•
47 MMcfe/d net production, April 2006
•
280,487 net undeveloped acres (May 2006)
•
83 Bcfe YE ’05 proved reserves
BBC Acreage
Oil Field
Gas Field

West Tavaputs Project -
West Tavaputs Project -
Uinta Basin, Utah
Uinta Basin, Utah
Shallow -
Shallow -
Wasatch/North Horn/Price River
Wasatch/North Horn/Price River
Scale: 640 ac = 1 Mile
(with 40 ac grid)
Questar interconnect
Compressor
site
Shallow
3-D
Four-way
Closure
Eight winter drilling locations
Prickly
Pear
Area
Peter’s
Point
Area
BBC Acreage
Seismic Option Acreage
Gas Well
(Wasatch, North
Horn, Price River)
2006 Location
Potential 160-acre Location
Existing Pipeline
Proposed Pipeline
0
10
20
30
40
Jun-02 Dec-02 Jun-03 Dec-03 Jun-04 Dec-04 Jun-05 Dec-05 Apr-06
NET PRODUCTION
•
$90 million 2006 capex (25 wells)
•
Conventional structural type trap
•
52 mi. 2-D, 83 sq. mi. 3-D seismic
•
31,762 net undeveloped acres (May
2006)
•
100% WI
•
74.5 Bcfe YE ’05 proved reserves

Deep W. Tavaputs –
Deep W. Tavaputs –
“Best Discovery”
“Best Discovery”
Award
Award
(Hart’s Oil and Gas Investor 2005 Excellence Award)
(Hart’s Oil and Gas Investor 2005 Excellence Award)
’s Oil and Gas Investor 2005 Excellence Award)
s Oil and Gas Investor 2005 Excellence Award)
Oil and Gas Investor 2005 Excellence Award)
2005 Excellence Award)
Questar interconnect
Compressor
site
Scale: 640 ac = 1 Mile
(with 40 ac grid)
Deep Well
(1967)
Peters Point 6-7
Deep Discovery
IP 11.4 MMcfe/d (gross)
(10/05)
100% WI, TD 15,349’-directional
Dakota, Jurassic Entrada and Navajo
Area of
Jurassic 3-D
Four-way
Closure
Getty Deep Well (1980)
Tested: Dakota 315 Mcf
Entrada 1,800 Mcf
Area of
Dakota
Potentia
l
Ultra-Deep
Mississippian
Test
(2007)
Deep -
Deep -
Upper Cretaceous Dakota/Jurassic Entrada, Navajo
Upper Cretaceous Dakota/Jurassic Entrada, Navajo
Ultra-Deep
Ultra-Deep
–
–
Weber/Mississippian
Weber/Mississippian
Prickly
Pear
Area
Peter’s
Point
Area
•
•
$20 million 2006 capex $20 million 2006 capex
•
•
Conventional structural type trap Conventional structural type trap
•
•
52 mi. 2-D, 83 sq. mi. 3-D seismic
52 mi. 2-D, 83 sq. mi. 3-D seismic
-D, 83 sq. mi. 3-D seismic
D, 83 sq. mi. 3&#45;D seismic
-D seismic
D seismic
•
•
31,762 31,762 net net undeveloped undeveloped acres acres (May (May 2006) 2006)
•
•
100% WI 100% WI

Lake Canyon / Brundage Canyon Exploration Project
Lake Canyon / Brundage Canyon Exploration Project
Shallow Green River Discovery and Multiple Deeper Targets
Shallow Green River Discovery and Multiple Deeper Targets
Altamont/Bluebell
Duchesne
50 sq mi
3C, 3-D seismic survey
in processing
#1 DLB
TD 14,325’, 75% WI
300 Bopd test rate (5/06)
2 Green River
Oil & Gas Discoveries
IPs: 98 to 163 Boe/d
18.75% WI
SCALE
1 Township
= 36 sq mi
BBC Acreage
BBC Acreage
Earned deep rights 75% WI
Mesaverde Penetration
Oil Producer
Pipeline
Fault
•
BBC - operator, all wells below Green River
•
229,421 gross, 158,358 net acres (May 2006)
•
56.25- 75% WI (deep), 18.75- 25% WI
(Green River, shallow)
•
$15 million 2006 capex (2 deep wells, 10 shallow
wells)
•
Potential pay zones: Green River 4,000’-
6,000’,
Wasatch, Price River, Lower Mesaverde and
Emery 8,000 – 13,000’
•
Multiple Tcfe unrisked target size

Tri-State – Niobrara Discovery
Denver-Julesburg Basin
Goodland
N E
Burlington
K S
C O
SCALE
1 Township
= 36 sq mi
St. Francis
Prairie Star field
Prairie Star Niobrara
Discovery
7 wells
IP 450 Mcfe/d (gross)
WY
CO
KS
NE
DJ
Basin
Tri-
State
Project
•
439,586 gross, 223,798 net undeveloped acres (May 2006)
•
50% WI
•
$7 million 2006 capex (26 wells)
•
300-400 Bcfe net unrisked upside (50% WI)
•
Potential pay zones: Niobrara ± 2,500’ gas
Permian/Pennsylvanian  ± 5,500’ oil
•
1,502 miles 2-D seismic; 24 sq. miles Prairie Star 3-D
•
62 sq. miles 3-D seismic acquired in 2006
Celia
2,613 MBbls
Pennsylvanian
Goodland
EUR: 13 Bcfe
Niobrara
Cahoj
8,878 MBbls
Pennsylvanian
Beecher Island
EUR: 130 Bcfe
Niobrara
Bonny
EUR: 79 Bcfe
Niobrara
Republican
EUR: 87 Bcfe
Niobrara
Cherry Creek
EUR: 15 Bcfe
Niobrara
Bird
City

Potential
High Graded
Shale Gas Area
SCALE
1 Township
= 36 sq mi
Yellow Jacket Shale Gas Prospect
Paradox Basin, Colorado
UTAH
COLORADO
Paradox
Basin
•
96,133 net undeveloped acres (May 2006)
•
100% WI
•
4 Exploratory Wells Q4 2006 to Q1 2007
•
Potential pay zone: Gothic Shale, 5,500’-7,500’;
- Shale thickness: 100-150’
•
600-700 Bcfe unrisked potential

16 Northern Division Update Northern Division Update

Cave Gulch – Bullfrog – Cooper Reservoir Fields
Waltman Arch, Wind River Basin, Wyoming
SCALE
640 ac =
1 Sq Mile
Cave Gulch 1-29
Recompletion
Muddy IP (6/05):
19 MMcfe/d (gross)
70% WI
EUR:  28 Bcfe
Frontier pay behind pipe
•
27,624 gross, 22,770 net
undeveloped acres (May 2006)
•
54 - 100% working interest
•
$13 million 2006 capex
(2 wells, 2 recompletions)
•
71 Bcfe YE ’05 proved reserves
•
Potential pay zones:
Shallow: Lance, Ft. Union
Deep: Frontier, Muddy, Lakota
Cooper Deep 1
Frontier/Muddy/Lakota test
projected TD 16,500’
50% WI
WYOMING
Wind River Basin
Cave Gulch
Field
Waltman
Field
Cooper
Reservoir
Field
Bullfrog 14-18
19,400’ Test
Muddy IP (7/05):
20 MMcfe/d (gross)
94% WI
Lakota/Frontier
pay behind pipe
Bullfrog 33-19
TD ~19,500’, WOCT
93% WI
BBC Acreage
2006 Location
Potential Future Deep Location
Historical Deep Producers
Deep Gas Show Well
Deep Structural Axes
Gas Productive Area
0
5
10
15
20
25
30
35
40
Jun-02 Dec-02 Jun-03 Dec-03 Jun-04 Dec-04 Jun-05 Dec-05 Apr-06
NET PRODUCTION

•
•
Completed CH4 acquisition Completed CH4 acquisition
(May 2006) (May 2006)
•
•
130,355 net acres 130,355 net acres
(May 2006) (May 2006)
•
•
$30 MM 2006 capex $30 MM 2006 capex
(337 Big George wells) (337 Big George wells)
•
•
26 MMcfe/d (pro forma) net production 26 MMcfe/d (pro forma) net production
(April 2006) (April 2006)
•
•
25 Bcfe YE ‘05 proved reserves
25 Bcfe YE ‘05 proved reserves
‘05 proved reserves
05 proved reserves
11 Bcfe added with CH4 acquisition 11 Bcfe added with CH4 acquisition
•
•
Four active rigs Four active rigs
MT
WY
Powder
River
Basin
Powder River Basin -
Powder River Basin -
Coal Bed Methane
Coal Bed Methane
Wyoming
Wyoming
Cat
Creek
Cat
Creek
Amos
Draw
Amos
Draw
Deadhorse
Deadhorse
Willo
w
Creek
Willo
w
Creek
Porcupine
Porcupine
Palmtree
Palmtree
BIG
BIG
GEORGE
GEORGE
PLAY
PLAY
Gillette, WY
SCALE
1 Township
= 36 sq mi
Tuit
Tuit
BBC Acreage
CH4 Acreage Acquisition
Gas Producing Area
Dewatering
Pumpkin
Creek
Pumpkin
Creek
Hartzog
Draw
Hartzog
Draw

Denver, CO
Powder River
Basin
Green
River
Basin
Uinta
Basin
Piceanc
e Basin
Paradox Basin
Williston Basin
DJ Basin
Wind River
Basin
San Juan
Basin
Rocky Mountain Basin Centered Gas
Rocky Mountain Basin Centered Gas
Basin Centered Gas
Gas Prone Area
Oil Prone Area
Big Horn
Basin

Big Horn Basin -
Big Horn Basin -
Basin Centered Gas Project
Basin Centered Gas Project
WYOMING
Big Horn
Basin
BBC Acreage
Gas Field
Oil Field
Outcrop
Structural Axes
SCALE
1
Township
= 36 sq mi
Area of
Basin
Centered
Gas Play
Planned
3-D seismic
2006
Sellers Draw #1
(1976), TD 23,081
Muddy Cum: 3.4 Bcfe
2006 Mesaverde recompletion
•
Large undrilled region
•
Unconventional basin centered
tight
gas sandstone and conventional
structural type traps
•
157,576 net undeveloped acres
(May 2006)
•
50-100% WI
•
Potential pay zones: Lance 8,000’-
14,500’, Meeteetse 9,500’-16,000’,
Mesaverde 10,000’-17,500’
•
Muddy 18,000’ – 19,000’
•
Multiple Tcfe unrisked target size
•
One exploratory test in Q3 ‘06

Rocky Mountain Overthrust Projects
Rocky Mountain Overthrust Projects
Gas Prone Area
Oil Prone Area
Wolverine Discovery
Covenant Field
Denver, CO
Powder
River
Basin
Green
River
Basin
Uinta
Basin
Piceance
Basin
Paradox
Basin
Williston Basin
DJ Basin
Wind River
Basin
San Juan
Basin
Big Horn
Basin
Hingeline
17,346 Net
Undeveloped Acres
Circus
214,424 Net
Undeveloped Acres
Canadian Overthrust
EUR: 20+ Tcfe
Wyoming
Overthrust
EUR: 10+ Tcfe

64 sq. mi.
3-D shot
in 2005
Montana Overthrust
Montana Overthrust
-
-
Circus Project
Circus Project
MONATANA
Mapped Area
Scale in Miles
0 6
BBC Acreage
Dry with Oil Show
Dry with Gas Show
Thrust Fault
Structural Axes
•
214,424 net undeveloped acres
(May 2006)
•
100% WI
•
Two exploratory tests in late 2006
or early 2007
•
Numerous large anticlinal
features and faults
•
64 sq. mi. 3-D seismic in
processing;
additional 96 sq. mi. planned in ‘06
•
Potential pay zones:
Cretaceous 2,200’-7,000’,
Mississippian 8,000’-11,000’
Devonian 9,000’-11,500’
•
Multiple Tcfe unrisked target size

Williston Basin
Williston Basin
Horizontal Technology Play
Horizontal Technology Play
•
Predominantly Fee Lands
•
Oil Component
•
$30 MM 2006 Capex
(14+ wells)
•
7 MMcfe/d Net Production,
April 2006
•
135,361 Net Undeveloped
Acres
(May 2006)
•
32 Bcfe YE ’05 Proved
Reserves
BBC Acreage
Oil Field
Gas Field
SOUTH
DAKOTA
MONTANA
Williston
Basin
Mapped
Area
NORTH
DAKOTA
Grand River
Red River “B” Play
Grand River
Red River “B” Play
Scale in Miles
0 30
Cedar Hills
Field
Indian Hills
Madison Play
Target-Red Bank
Madison Play
Red Bank Extension
Madison Play
Lyco Sale
$421 MM
Lyco Sale
$421 MM
Redwater
Bakken Play
Mondak
Bakken Play
Hebron
Bakken
Play

Target/Red Bank/Red Bank Extension
Target/Red Bank/Red Bank Extension
Williston Basin, Montana & North Dakota
Williston Basin, Montana & North Dakota
Target
Target
85 -100% WI
85 -100% WI
-100% WI
100% WI
Red Bank Extension
Project WI 60% Project WI 60%
Red Bank
90 -100% WI
90 -100% WI
-100% WI
100% WI
#11-33H
Picard
IP: 225 Bopd
•
Horizontal technology play
•
Potential pay zones: Madison 9,000’, Bakken 10,600’
•
20 MMBoe net unrisked target size
#14-16H State
IP: 300 Bopd
#24-24H Tininenko
IP: 70 Bopd
#31-16H State
IP: 70 Bopd
•
51,698 net undeveloped acres (May 2006)
•
$19 million 2006 capex (9 Wells)
#24-28H Picard
IP: 75 Bopd
Sigma Lee
#14-23
19,500’ MD Bakken test
172 Bopd & 117 BLW
BBC 6.25% WI
Pump testing after frac
#31-32H
Picard
IP: 275 Bopd
BBC Acreage
Oil Well
BBC Operated Well
BBC 2006 Dev. Location
Horizontal Well
Exploratory Well
Scale: 640 ac
= 1 Mile
(with 40 ac
grid)
Ratcliffe location
Bakken location

Production
Production
Q1 2006 Production by Basin
Q1 2006 Production by Basin
(MMcfe/d) (MMcfe/d)
Williston
Williston
6
6
Piceance
Piceance
31
31
Powder
Powder
River
River
19
19
Uinta
Uinta
50
50
Wind
Wind
River
River
39
39
Production
Production
(MMcfe/d) (MMcfe/d)
Q4 Q4
2005 2005
24 24
69 69
134 134
Q4 Q4
2004 2004
Q4 Q4
2002 2002
Q4 Q4
2003 2003
Q1 Q1
2002 2002
24 24
89 89
Record of Growth
Record of Growth
Q1 Q1
2006 2006
146 146

Investment In Our Asset Base
Investment In Our Asset Base
2002 2003 2004 2005 2006E
Capital Expenditures
Capital Expenditures
(millions) (millions)
$135 $135
$31 $31
$45 $45
$152 $152
$138 $138
$209 $209
$334 $334
Acquisitions Acquisitions
Base Capex Base Capex
2006 Net Capex
2006 Net Capex
<$350 million*
<$350 million*
Piceance Piceance
37% 37%
Uinta Uinta
31% 31%
Wind Wind
River River
10% 10%
Other Other
22% 22%
Record of Growth
Record of Growth
Discretionary Cash Flow
Discretionary Cash Flow
(millions) (millions)
Q2 Q2
2002 2002
Q4 Q4
2002 2002
Q4 Q4
2004 2004
Q4 Q4
2005 2005
$3 $3
$3 $3
$28 $28
$81 $81
Q4 Q4
2003 2003
$15 $15
Exploration Exploration
9% 9%
Development Development
71% 71%
Other 1% Other 1%
Facilities Facilities
7% 7%
Acreage 9% Acreage 9%
G&G 3% G&G 3%
<$350 <$350
$71 $71
$80 $80
Q1 Q1
2006 2006
* excludes $80 million acquisition price for CH4 * excludes $80 million acquisition price for CH4

Mar Mar
2002 2002
Dec Dec
2002 2002
Dec Dec
2003 2003
Dec Dec
2004 2004
Dec Dec
2005 2005
1,210 1,210
959 959
667 667
160 160
46 46
Net Undeveloped Acres
Net Undeveloped Acres
(thousands) (thousands)
Record Of Growth
Record Of Growth
Investment In Our Asset Base
Investment In Our Asset Base
Mar Mar
2002 2002
Dec Dec
2002 2002
Dec Dec
2003 2003
Dec Dec
2004 2004
292 292
130 130
58 58
204 204
Net Proved Reserves
Net Proved Reserves
(Bcfe) (Bcfe)
341 341
Dec Dec
2005 2005

Positioned for long-term Rockies reserve and production growth
Positioned for long-term Rockies reserve and production growth
26 exploration plays
26 exploration plays
1.4
1.4
+ + million net undeveloped acres (May 2006)
million net undeveloped acres (May 2006)
8 year development drilling inventory (2,700+ locations)
8 year development drilling inventory (2,700+ locations)
10 Tcfe of unrisked potential
10 Tcfe of unrisked potential
Experienced management team
Experienced management team
Proven track record in unconventional resources
Proven track record in unconventional resources
81% exploration success in 2005 (17 out of 21 wells)
81% exploration success in 2005 (17 out of 21 wells)
57% growth in production (2002-
57% growth in production (2002-
Q1 2006)
Q1 2006)
60% growth in reserves (2002-2005)
60% growth in reserves (2002-2005)
Summary
Summary
To increase shareholder value by becoming one of the
To increase shareholder value by becoming one of the
premier exploration, production and acquisition
premier exploration, production and acquisition
natural gas companies in the Rockies
natural gas companies in the Rockies
Our goal -
Our goal -
- achieve rapid, profitable reserve and achieve rapid, profitable reserve and production growth production growth